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                                                                    EXHIBIT 23.3

                         CONSENT OF INDEPENDENT AUDITORS

      We consent to the use in this Registration Statement of California Amplifier, Inc. on Form S-4 of our report dated January 31, 2003 on the financial statements of Stellcom, Inc. for the years ended December 31, 2001 and 2002, appearing in the Prospectus, which is part of this Registration Statement.

      We also consent to the reference to us under the headings "Experts" in such Prospectus.

                                                       /s/ Deloitte & Touche LLP





      February 11, 2004